                                                                    EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY

                             AMERIGAS PARTNERS, L.P.
                             AP EAGLE FINANCE CORP.

                                OFFER TO EXCHANGE

                      SERIES B 8 7/8% SENIOR NOTES DUE 2011

                           FOR ANY AND ALL OUTSTANDING

                      SERIES A 8 7/8% SENIOR NOTES DUE 2011

        This form or one substantially equivalent hereto must be used by registered holders of outstanding Series A 8 7/8% Senior Notes due 2011 (the "Old 8 7/8% Notes") of AmeriGas Partners, L.P. and AP Eagle Finance Corp. (collectively, the "Issuers") who wish to tender their Old 8 7/8% Notes in exchange for a like principal amount of Series B 8 7/8% Senior Notes due 2011 (the "Registered 8 7/8% Notes") of the Issuers pursuant to the exchange offer described in the Prospectus, dated ________, 2001 (the "Prospectus") if the holder's Old 8 7/8% Notes are not immediately available or if such holder cannot deliver its Old 8 7/8% Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to First Union National Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on [insert Expiration Date]. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                            FIRST UNION NATIONAL BANK

        By Registered or Certified Mail, by Hand or by Overnight Courier:
                         1525 West W.T. Harris Boulevard
                                   NC1153 3C3
                      Charlotte, North Carolina 28262-1153
                      Attention: Corporate Trust Operations

                                  By Facsimile:
                                 (704) 590-7628
                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (704) 590-7410

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

        The undersigned hereby tenders to the Issuers the principal amount of Old 8 7/8% Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

--------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------------------------
                                 NAME AND ADDRESS OF
                               REGISTERED HOLDER AS IT         CERTIFICATE       PRINCIPAL AMOUNT
                                APPEARS ON THE OLD 8 7/8%    NUMBER(S) FOR OLD     OF OLD 8 7/8%
  NAME OF TENDERING HOLDER       NOTES (PLEASE PRINT)      8 7/8% NOTES TENDERED  NOTES TENDERED
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

X                                                 X
 ---------------------------                        ----------------------------
X                                                 X
 ---------------------------                        ----------------------------
X                                                 X
 ---------------------------                        ----------------------------
  SIGNATURE(S) OF OWNER                                          DATE

        Must be signed by the holder(s) of Old 8 7/8% Notes as their name(s) appear(s) on certificates for Old 8 7/8% Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Capacity:
            --------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

[ ]     The Depository Trust Company

        (Check if Old 8 7/8% Notes will be tendered by book-entry transfer)

        Account Number:
                        -------------------

--------------------------------------------------------------------------------
             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old 8 7/8% Notes (or a confirmation of book-entry transfer of such Old 8 7/8% Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             -------------------------------     --------------------------------------------
                                                            (Authorized Signature)

Address:                                         Title:
        ------------------------------------           --------------------------------------

                                                 Name:
--------------------------------------------          ---------------------------------------
                                   (Zip Code)                   (Please type or print)

                                                 Date:
--------------------------------------------          ---------------------------------------
          Area Code and Telephone No.

NOTE: DO NOT SEND OLD 8 7/8% NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD 8 7/8% NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.